CUSIP No. 76657R 10 6


                                                                       Exhibit I


                             JOINT FILING AGREEMENT


       Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of RightNow Technologies, Inc.

       EXECUTED as a sealed instrument this 14th day of February, 2006.



                                  GREYLOCK IX LIMITED PARTNERSHIP

                                  By: Greylock IX GP Limited Partnership
                                      General Partner

                                      By: /s/ William S. Kaiser
                                          --------------------------------------
                                          William S. Kaiser, Co-Managing Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Co-Managing Partner


                                  GREYLOCK X LIMITED PARTNERSHIP

                                  By: Greylock X GP Limited Partnership
                                      General Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Managing Partner


                                  GREYLOCK X-A LIMITED PARTNERSHIP

                                  By: Greylock X GP Limited Partnership
                                      General Partner


                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Managing Partner


                                  GREYLOCK IX GP LIMITED PARTNERSHIP

                                      By: /s/ William S. Kaiser
                                          --------------------------------------
                                          William S. Kaiser, Co-Managing Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Co-Managing Partner


                                  GREYLOCK X GP LIMITED PARTNERSHIP


                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Managing Partner


                                  GREYLOCK XI GP LIMITED PARTNERSHIP


                                      By: /s/ Aneel Bhusri
                                          --------------------------------------
                                          Aneel Bhusri, Co-Managing Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Co-Managing Partner






                               Page 20 of 21 pages

CUSIP No. 76657R 10 6




                                  GREYLOCK XI LIMITED PARTNERSHIP

                                  By: Greylock XI GP Limited Partnership
                                      General Partner

                                      By: /s/ Aneel Bhusri
                                          --------------------------------------
                                          Aneel Bhusri, Co-Managing Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Co-Managing Partner


                                  GREYLOCK XI-A LIMITED PARTNERSHIP

                                  By: Greylock XI GP Limited Partnership
                                      General Partner

                                      By: /s/ Aneel Bhusri
                                          --------------------------------------
                                          Aneel Bhusri, Co-Managing Partner

                                      By: /s/ William W. Helman
                                          --------------------------------------
                                          William W. Helman, Co-Managing Partner

                                  /s/ William S. Kaiser
                                  ----------------------------------------------
                                  William S. Kaiser

                                  /s/ William W. Helman
                                  ----------------------------------------------
                                  William W. Helman

                                  /s/ Aneel Bhusri
                                  ----------------------------------------------
                                  Aneel Bhusri

                                  /s/ Roger L. Evans
                                  ----------------------------------------------
                                  Roger L. Evans







                               Page 21 of 21 pages